UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2012

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 21, 2012, Electromed, Inc. (the “Company”) entered into a waiver and third amendment (the “Amendment”) to its amended and restated credit agreement, dated as of November 7, 2011, as amended (the “Credit Agreement”), with U.S. Bank National Association (the “Bank”). In the Amendment, the Bank waives the Company’s default for a violation of its financial covenant prohibiting the Company from permitting its fixed charge coverage ratio as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date to be less than 1.2 to 1.0, which violation occurred on June 30, 2012.

The Amendment also amends the definition of fixed charge coverage ratio in the Credit Agreement to (1) add to the numerator certain severance expenses made by the Company during the fiscal quarters ended December 31, 2011 and June 30, 2012, (2) subtract in the numerator certain tax expenses accrued by the Company pursuant to the aforementioned severance expenses made during the fiscal quarters ended December 31, 2011 and June 30, 2012, and (3) subtract in in the numerator Cash Taxes (as defined in the Amendment), instead of, as in the prior definition, tax expenses of the Company paid in cash. The Amendment also amends the definition of total cash flow leverage ratio to add to the denominator certain severance expenses made by the Company during the fiscal quarters ended December 31, 2011 and June 30, 2012. The Amendment also makes certain conforming revisions to the form of compliance certificate set forth in the Credit Agreement.

The foregoing description of the material terms of the Amendment does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Amendment, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2012.

Item 2.02	Results of Operations and Financial Condition

On September 24, 2012, the Company issued a press release announcing its financial results for the three months and fiscal year ended June 30, 2012. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Shell company transactions: None.

	(d)	Exhibits:

		99.1	Press Release dated September 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: September 24, 2012	By: /s/ Jeremy T. Brock
	Name:	Jeremy T. Brock
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ELECTROMED, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 24, 2012	001-34839

Exhibit Number	Description
99.1	Press Release dated September 24, 2012

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